Exhibit 10.3

THIS AGREEMENT, THE INDEBTEDNESS (AS HEREINAFTER DEFINED), ALL OF THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY LIENS SECURING SUCH INDEBTEDNESS OR OBLIGATIONS ARE SUBJECT TO THE SUBORDINATION AGREEMENT (AS DEFINED BELOW).
THIRD LIEN SECURITY AGREEMENT
NOVEMBER 16, 2015
1.GRANT OF SECURITY INTEREST. For valuable consideration, the undersigned TURTLE BEACH CORPORATION, a Nevada corporation (“Turtle Beach”), VTB HOLDINGS, INC., a Delaware corporation (“VTB Holdings”) and VOYETRA TURTLE BEACH, INC., a Delaware corporation (“VTB;” collectively, with Turtle Beach and VTB Holdings, jointly and severally, the “Debtor”), hereby grants and transfers to SG VTB HOLDINGS, LLC, a Delaware limited liability company (“Lender”) a security interest upon all Property (as defined in the Loan, Guaranty and Security Agreement, dated as of March 31, 2014, by and among Turtle Beach, VTB, Turtle Beach Europe Limited, a company limited by shares and incorporated in England and Wales with company number 03819186, VTB Holdings, the financial institutions party thereto from time to time as lenders (the “Senior Lenders”), Bank of America, N.A., a national banking association, as agent, collateral agent and security trustee for the Senior Lenders (the “Agent”), and Bank of America, N.A. as sole lead arranger and sole book runner, as the same has been and may be amended, restated, amended and restated, supplemented, refinanced, renewed, replaced or otherwise modified from time to time (the “Credit Agreement”)) of Debtor, including all of the following Property, whether now owned or hereafter acquired, and wherever located (collectively, the “Collateral”):
(a)    all Accounts;
(b)    all Chattel Paper, including electronic chattel paper;
(c)    all Commercial Tort Claims;
(d)    all Deposit Accounts;
(e)    all Documents;
(f)    all General Intangibles, including Intellectual Property (except any “intent to use” trademark or service mark applications for which a statement of use or amendment to allege use has not been filed and accepted by the United States Patent and Trademark Office (but only until such statement of use or amendment to allege use is filed and accepted by the United States Patent and Trademark Office));
(g)    all Goods, including Inventory, Equipment and fixtures;
(h)    all Instruments;
(i)    all Investment Property;
(j)    all Letter-of-Credit Rights;

Exhibit 10.3

(k)    all Supporting Obligations;
(l)    all monies;
(m)    all accessions to, substitutions for, and all replacements, products, and cash and non-cash proceeds of the foregoing, including proceeds of and unearned premiums with respect to insurance policies, and claims against any Person for loss, damage or destruction of any US Collateral; and
(n)    all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs and computer records) pertaining to the foregoing.
Notwithstanding the foregoing, no security interest is granted in or Lien granted upon any Excluded Assets. Defined terms used in this Section 1 and not defined herein shall have the meanings set forth in the Credit Agreement.
2.    OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of all obligations of Debtor under the Guaranty entered into by VTB Holdings and VTB, dated November 16, 2015 (the “Guaranty”) and the Subordinated Promissory Note, dated November 16, 2015 (the “Note”) from Turtle Beach to the Lender including all principal and interest thereon (collectively, the “Indebtedness”).
3.    TERMINATION. This Third Lien Security Agreement (this “Agreement”), and the liens and security interests granted hereby, will terminate upon the earlier to occur of (i) the payment in full of the Indebtedness and (ii) the release of the Collateral by the Senior Agents (as such term is defined in the Subordination Agreement), and Lender shall deliver to Debtor or person designated by Debtor such termination statements, releases and other documents as reasonably requested by Debtor to effectuate the termination described in this paragraph, all at the expense of Debtor.
4.    COVENANTS OF DEBTOR.
(a)    Debtor agrees in general: (i) [RESERVED]; (ii) to indemnify Lender against all losses, claims, demands, liabilities and expenses of every kind caused by Debtor or resulting from any use of, application of or transaction related to the property subject hereto by or with any party other than Lender; (iii) to permit Lender to exercise its powers; (iv) to execute and deliver such documents as Lender deems necessary to create, perfect and continue the security interests contemplated hereby; (v) not to change its name, and as applicable, its chief executive office, its principal residence or the jurisdiction in which it is organized and/or registered without giving Lender prior written notice thereof; (vi) not to, without giving Lender prior written notice of the address to which Debtor is moving, change the places where Debtor keeps any material portion of the Collateral or Debtor’s records concerning the Collateral and Proceeds; and (vii) to cooperate with Lender in perfecting all security interests granted herein and in obtaining such agreements from third parties as Lender deems necessary, proper or convenient in connection with the preservation, perfection or enforcement of any of its rights hereunder.
(b)    Debtor agrees with regard to the Collateral and Proceeds, unless Lender agrees otherwise in writing: (i) that Lender is authorized to file financing statements in the name of Debtor

Exhibit 10.3

to perfect Lender’s security interest in Collateral and Proceeds; (ii) where applicable, upon Lender’s request, to insure the Collateral with Lender named as loss payee, in form, substance and amounts, under agreements, against risks and liabilities, and with insurance companies satisfactory to Lender; (iii) where applicable, to operate the Collateral in accordance with all applicable statutes, rules and regulations relating to the use and control thereof, and not to use any Collateral for any unlawful purpose or in any way that would void any insurance required to be carried in connection therewith; (iv) to permit Lender to inspect the Collateral at any time; (v) to keep, in accordance with generally accepted accounting principles, complete and accurate records regarding all Collateral and Proceeds, and to permit Lender to inspect the same and make copies thereof at any reasonable time; and (vi) to provide any service and do any other commercially reasonable acts which may be necessary to maintain, preserve and protect all Collateral and, as appropriate and applicable, to keep all Collateral in good and saleable condition, to deal with the Collateral in accordance with the standards and practices adhered to generally by users and manufacturers of like property.
5.    POWERS OF LENDER. Debtor appoints Lender its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by Lender’s officers and employees, or any of them, after an Event of Default (as defined below) has occurred and while it is continuing: (a) to perform any obligation of Debtor hereunder in Debtor’s name or otherwise; (b) to give notice to account debtors or others of Lender’s rights in the Collateral and Proceeds, to enforce or forebear from enforcing the same and make extension and modification agreements with respect thereto; (c) to release persons liable on Collateral or Proceeds and to give receipts and acquittances and compromise disputes in connection therewith; (d) to release or substitute security; (e) to resort to security in any order; (f) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release Lender’s interest in the Collateral and Proceeds; (g) [RESERVED]; (h) [RESERVED]; (i) to verify facts concerning the Collateral and Proceeds by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name; (j) [RESERVED]; (k) to prepare, adjust, execute, deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by Lender, at Lender’s sole option, toward repayment of the Indebtedness or, where appropriate, replacement of the Collateral; (l) to exercise all rights, powers and remedies which Debtor would have, but for this Agreement, with respect to all Collateral and Proceeds subject hereto; (m) to enter onto Debtor’s premises in inspecting the Collateral; (n) [RESERVED]; (o) to preserve or release the interest evidenced by chattel paper to which Lender is entitled hereunder and to endorse and deliver any evidence of title incidental thereto; and (p) to do all acts and things and execute all documents in the name of Debtor or otherwise, deemed by Lender as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.
6.    [RESERVED].
7.    EVENTS OF DEFAULT. The occurrence of any of the “Events of Default” as such term is defined in the Note shall be an “Event of Default” under this Agreement.

Exhibit 10.3

8.    REMEDIES. Upon the occurrence of any Event of Default which is continuing, Lender shall have the right to declare immediately due and payable all or any Indebtedness secured hereby and to terminate any commitments to make loans or otherwise extend credit to Debtor. Lender shall have all other rights, powers, privileges and remedies granted to a secured party upon default under the New York Uniform Commercial Code or otherwise provided by law, including without limitation, the right (a) to contact all persons obligated to Debtor on any Collateral or Proceeds and to instruct such persons to deliver all Collateral and/or Proceeds directly to Lender, and (b) to sell, lease, license or otherwise dispose of any or all Collateral. All rights, powers, privileges and remedies of Lender shall be cumulative. No delay, failure or discontinuance of Lender in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Lender of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing. It is agreed that public or private sales or other dispositions, for cash or on credit, to a wholesaler or retailer or investor, or user of property of the types subject to this Agreement, or public auctions, are all commercially reasonable since differences in the prices generally realized in the different kinds of dispositions are ordinarily offset by the differences in the costs and credit risks of such dispositions. While an Event of Default exists: (a) Debtor will deliver to Lender from time to time, as requested by Lender, current lists of all Collateral and Proceeds; (b) Debtor will not dispose of any Collateral or Proceeds except on terms approved by Lender; (c) at Lender’s request, Debtor will assemble and deliver all Collateral and Proceeds, and books and records pertaining thereto, to Lender at a reasonably convenient place designated by Lender; and (d) Lender may, without notice to Debtor, enter onto Debtor’s premises and take possession of the Collateral. With respect to any sale or other disposition by Lender of any Collateral subject to this Agreement, Debtor hereby expressly grants to Lender the right to sell such Collateral using any or all of Debtor’s trademarks, trade names, trade name rights and/or proprietary labels or marks. Debtor further agrees that Lender shall have no obligation to process or prepare any Collateral for sale or other disposition.
9.    DISPOSITION OF COLLATERAL AND PROCEEDS; TRANSFER OF INDEBTEDNESS. In disposing of Collateral hereunder, Lender may disclaim all warranties of title, possession, quiet enjoyment and the like. Any proceeds of any disposition of any Collateral or Proceeds, or any part thereof, may be applied by Lender to the payment of expenses incurred by Lender in connection with the foregoing, including reasonable attorneys’ fees, and the balance of such proceeds may be applied by Lender toward the payment of the Indebtedness in such order of application as Lender may from time to time elect. Upon the transfer of all or any part of the Indebtedness, Lender may transfer all or any part of the Collateral or Proceeds and shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all rights and powers of Lender hereunder with respect to any of the foregoing Collateral or Proceeds so transferred; but with respect to any Collateral or Proceeds not so transferred, Lender shall retain all rights, powers, privileges and remedies herein given.

Exhibit 10.3

10.    STATUTE OF LIMITATIONS. Until all Indebtedness shall have been paid in full, the power of sale or other disposition and all other rights, powers, privileges and remedies granted to Lender hereunder shall continue to exist and may be exercised by Lender at any time and from time to time irrespective of the fact that the Indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Debtor may have ceased, unless such liability shall have ceased due to the payment in full of all Indebtedness secured hereunder.
11.    MISCELLANEOUS. When there is more than one Debtor named herein: (a) the word “Debtor” shall mean all or any one or more of them as the context requires; (b) the obligations of each Debtor hereunder are joint and several; and (c) until all Indebtedness shall have been paid in full, no Debtor shall have any right of subrogation or contribution, and each Debtor hereby waives any benefit of or right to participate in any of the Collateral or Proceeds or any other security now or hereafter held by Lender. Debtor hereby waives any right to require Lender to (i) proceed against Debtor or any other person, (ii) marshal assets or proceed against or exhaust any security from Debtor or any other person, (iii) perform any obligation of Debtor with respect to any Collateral or Proceeds, and (d) make any presentment or demand, or give any notice of nonpayment or nonperformance, protest, notice of protest or notice of dishonor hereunder or in connection with any Collateral or Proceeds. Debtor further waives any right to direct the application of payments or security for any Indebtedness of Debtor or indebtedness of customers of Debtor.
12.    NOTICES. All notices, requests and demands required under this Agreement must be in writing, addressed to Lender at the address specified in any other loan documents entered into between Debtor and Lender and to Debtor at the address of its chief executive office (or principal residence, if applicable) as set forth in the Note or to such other address as any party may designate by written notice to each other party, and shall be deemed to have been given or made as follows: (a) if personally delivered, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.
13.    COSTS, EXPENSES AND ATTORNEYS’ FEES. Debtor shall pay to Lender immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys’ fees, expended or incurred by Lender in connection with (a) the perfection and preservation of the Collateral or Lender’s interest therein, and (b) the realization, enforcement and exercise of any right, power, privilege or remedy conferred by this Agreement, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Lender or any other person) relating to Debtor or in any way affecting any of the Collateral or Lender’s ability to exercise any of its rights or remedies with respect thereto. All of the foregoing shall be paid by Debtor with interest from the date of demand until paid in full at a rate of interest set forth in the Note.
14.    SUCCESSORS; ASSIGNS; AMENDMENT. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties, and may be amended or modified only in writing signed by Lender and Debtor.

Exhibit 10.3

15.    SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.
16.    GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
17.    SUBORDINATION AGREEMENT. Notwithstanding anything to the contrary contained herein, each and every term of this Agreement, the liens and security interest granted to Lender pursuant to this Agreement and the rights and obligations of all parties hereunder, and evidenced hereby, are subject to the provisions of the Subordination Agreement, dated November 16, 2015, by and among Turtle Beach, VTB, VTB Holdings, Turtle Beach Europe Limited, a company limited by shares and incorporated in England and Wales with company number 03819186, the Lender, Bank of America, N.A. and Crystal Financial LLC (as amended, amended and restated, supplemented, otherwise in effect from time to time, the “Subordination Agreement”) and are subordinate to the Senior Debt (as such term is defined in the Subordination Agreement) pursuant to the Subordination Agreement. Each Debtor and the Lender agree to be bound by the provisions of the Subordination Agreement. In the event of any conflict between the terms of this Agreement or any document entered into in connection herewith and the terms of the Subordination Agreement, the terms of the Subordination Agreement shall control and govern. Prior to the Full Payment (as such term is defined in the Subordination Agreement) of the Senior Debt (as such term is defined in the Subordination Agreement), to the extent any Debtor is required to deliver Collateral or evidence of ownership of such Collateral to Lender hereunder, such delivery shall be made to the applicable Senior Agent (as such term is defined in the Subordination Agreement).
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signature page to follow]

Exhibit 10.3

IN WITNESS WHEREOF, this Agreement has been duly executed, with the intention that it constitute an instrument under seal, as of the date first written above.
DEBTOR:

TURTLE BEACH CORPORATION, a Nevada corporation

By: /s/ Juergen Stark
Title: Chief Executive Office

VOYETRA TURTLE BEACH, INC., a Delaware corporation

By: /s/ Juergen Stark
Title: Chief Executive Office

VTB HOLDINGS, INC., a Delaware corporation

By: /s/ Juergen Stark
Title: Chief Executive Office